EXHIBIT 10.5.h
SEVENTH AMENDMENT TO LOAN AGREEMENT
          This SEVENTH AMENDMENT TO LOAN AGREEMENT (hereinafter, the “Seventh Amendment”) is dated as of October 17, 2007, by and among BANK OF AMERICA, N.A., a national banking association having an address at IL1-231-10-35, 231 South LaSalle Street, Chicago, Illinois 60697, as Administrative Agent (hereinafter, the “Administrative Agent”), BANK OF AMERICA, N.A., PB CAPITAL CORPORATION, a lending institution having an address at 230 Park Avenue, 19th Floor, New York, New York 10169, MANUFACTURERS AND TRADERS TRUST COMPANY, a lending institution having an address at One M & T Plaza, Buffalo, New York 14240, SOVEREIGN BANK, a lending institution having an address at 75 State Street, Boston, Massachusetts 02109, RAYMOND JAMES BANK, FSB, a lending institution having an address at 710 Carillon Parkway, St. Petersburg, Florida 33716, CITIZENS BANK OF PENNSYLVANIA, a lending institution having an address at 3025 Chemical Road 194-0245, Suite 245, Plymouth Meeting, Pennsylvania 19462, KEYBANK, NATIONAL ASSOCIATION, a lending institution having an address at 225 Franklin Street, 18th Floor, Boston, Massachusetts, 02110, LASALLE BANK NATIONAL ASSOCIATION, a lending institution having an address at 135 S. LaSalle Street, Chicago, Illinois, 60603, and the other lending institutions which are or may hereafter become parties to the Loan Agreement (as defined below), as the Lenders (collectively, the “Lenders”), and CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership having an address at 44 South Bayles Avenue, Port Washington, New York 11050, as the Borrower (hereinafter, the “Borrower”). All capitalized terms not otherwise defined herein shall have the same meaning ascribed to such terms and set forth under the Loan Agreement.
BACKGROUND
          WHEREAS, Bank of America, N.A., as Administrative Agent, Bank of America, N.A., Commerzbank AG New York Branch, PB Capital Corporation, Manufacturers and Traders Trust Company, Sovereign Bank, Raymond James Bank, FSB, Keybank, National Association, LaSalle Bank National Association and Citizens Bank of Pennsylvania, as the lenders (hereinafter, the “Original Lenders”), and Borrower entered into a certain loan arrangement (hereinafter, the “Loan Arrangement”) evidenced by, among other documents, instruments and agreements, that certain Loan Agreement dated as of January 30, 2004, as amended by that certain First Amendment to Loan Agreement dated as of June 16, 2004, that certain Second Amendment to Loan Agreement dated as of November 2, 2004, that certain Third Amendment to Loan Agreement dated as of January 28, 2005, that certain Fourth Amendment to Loan Agreement dated as of December 16, 2005, that certain Fifth Amendment to Loan Agreement dated as of June 29, 2006, and that certain Sixth Amendment to Loan Agreement dated as of October 20, 2006 (hereinafter, collectively, the “Loan Agreement”), and those certain promissory notes dated as of various dates executed by the Borrower in favor of the Lenders in the aggregate principal amount of up to $300,000,000.00 (hereinafter, individually and collectively, the “Note”); and
          WHEREAS, the Administrative Agent, Lenders and Borrower have agreed to amend the Loan Agreement as more particularly set forth herein.

          Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Administrative Agent, Lenders and Borrower as follows:
1.	Notwithstanding Section 3.4.1(a) of the Loan Agreement, for the period commencing as of the effective date of this Seventh Amendment through January 31, 2008, the Individual Property known as Trexlertown Plaza (Units 1, 3A and 4) located in Trexlertown, Pennsylvania (the “Trexlertown Plaza”) shall be deemed a Stabilized Asset (notwithstanding that the Occupancy Ratio with respect thereto is less than eighty percent (80%)), provided that the Occupancy Ratio with respect to Trexlertown Plaza during such period remains equal to or greater than seventy percent (70%).

2.	In addition to all other rights of Borrower with respect to Additional Borrowing Base Properties, Borrower shall be permitted to have the appraised value of that certain parcel of land adjacent to the Borrowing Base Property known as Swede Square Shopping Center located in East Norriton, Pennsylvania (the “Swede Square Shopping Center”) which adjacent parcel is known and referred to herein as the “Penn Square Tavern” property (the “Penn Square Tavern”) added to the appraised value of the Swede Square Shopping Center Borrowing Base Property and, following the aforementioned addition to the Swede Square Shopping Center appraised value, the Penn Square Tavern and the Swede Square Shopping Center shall be deemed to be one (1) combined property (the “Combined Swede Square Property”) for the purpose of adding the Combined Swede Square Property as a Borrowing Base Property (the “Combined Swede Square Transaction”), and the Combined Swede Square Property shall be added as a Borrowing Base Property in accordance with the terms and conditions of the Loan Agreement, provided that Swede Square Associates L.P. (i) enters into and executes such agreements with the Administrative Agent as may be reasonably required by Administrative Agent to facilitate the Combined Swede Square Transaction, (ii) is the owner of both the Swede Square Shopping Center and the Penn Square Tavern, and (iii) performs all other acts, as are necessary to facilitate the Combined Swede Square Transaction.

3.	The Lenders shall agree to the acceptance of the property known as McDonalds and Waffle House located in Medina, Ohio as an additional Borrowing Base Property only upon receipt of a current environmental Phase I Site Assessment performed by a firm reasonably acceptable to the Administrative Agent which indicates the property is free from recognized hazardous materials or substances apparent from the inspection, or affected by such environmental matters as may be reasonably acceptable to the Administrative Agent and each of the Lenders in their sole and absolute discretion, such acceptance as a Borrowing Base Property being effective as of the date that all Lenders have approved of the aforesaid Phase I Site Assessment. Administrative Agent hereby acknowledges that Flynn Environmental, Inc. is an acceptable environmental inspection firm with respect to the performance of the Phase I Site Assessment for the above referenced property.

4.	Section 15.1 is hereby amended by deleting the name “Thomas J. O’Keeffe” and replacing with “Lawrence E. Kreider, Jr.”

5.	The definition of “Knowledge or knowledge” at Exhibit A to the Loan Agreement is hereby amended by deleting the name “Thomas J. O’Keeffe” and replacing with “Lawrence E. Kreider, Jr.”

6.	Exhibit D to the Loan Agreement is hereby amended by deleting the name “Thomas J. O’Keeffe” and replacing it with “Lawrence E. Kreider, Jr.”

7.	Exhibit F to the Loan Agreement is hereby deleted in its entirety and shall be replaced with the Exhibit F attached hereto as Exhibit A.

8.	Immediately after the execution hereof, Exhibit J to the Loan Agreement shall be deemed deleted in its entirety and shall be replaced with the Exhibit J attached hereto as Exhibit B. The Borrower hereby certifies, warrants and represents that, to the best of Borrower’s knowledge, the Individual Properties being added as Borrowing Base Properties satisfy the Borrowing Base Property Requirements and the related Eligibility Criteria, all as set forth in the Loan Agreement.

9.	Immediately after the execution hereof, Schedule 6.14.2(i) to the Loan Agreement shall be deemed deleted in its entirety and shall be replaced with the Schedule 6.14.2(i) attached hereto as Exhibit C.

10.	The Borrower, the Administrative Agent and the Lenders hereby acknowledge and agree that the Borrower’s compliance with the Financial Covenants for the period ended September 30, 2007 shall be calculated as if the terms and conditions of this Seventh Amendment were in effect as of September 30, 2007.

11.	The Borrower hereby ratifies, confirms, and reaffirms all of the terms and conditions of the Loan Agreement, and all of the other documents, instruments, and agreements evidencing the Loan Arrangement including, without limitation, the Note. The Borrower further acknowledges and agrees that all of the terms and conditions of the Loan Arrangement shall remain in full force and effect except as expressly provided in this Seventh Amendment. No novation of the indebtedness evidenced by the Note, the Loan Agreement or any other Loan Document shall occur as a result of the execution of this Seventh Amendment.

12.	Any determination that any provision of this Seventh Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Seventh Amendment.

13.	This Seventh Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Seventh Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.
14.	The Loan Agreement, as amended by this Seventh Amendment, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written communications.

15.	The Borrower acknowledges, confirms and agrees that it has no offsets, defenses, claims or counterclaims against the Administrative Agent or the Lenders with respect to any of the Borrower’s liabilities and obligations to the Administrative Agent or the Lenders under the Loan Arrangement, and to the extent that the Borrower has any such claims under the Loan Arrangement, the Borrower affirmatively WAIVES and RENOUNCES such claims as of the date hereof.

16.	Conditions Precedent. This Seventh Amendment shall become effective as of the date first above written, at such time when all of the following conditions are satisfied:
a.	All Required Lenders shall have executed this Seventh Amendment.

b.	The Borrower shall have executed this Seventh Amendment.

c.	The Lenders shall have received such executed resolutions, secretary’s certificates and certificates of legal existence as the Administrative Agent may specify all in form and substance satisfactory to the Administrative Agent and its counsel.

d.	The Lenders shall have received such legal opinions for the Borrower and such other parties as the Administrative Agent may require, all in form and substance satisfactory to the Administrative Agent and its counsel.

e.	The Borrower shall have paid the fees, costs and expenses of the Administrative Agent’s counsel in connection with this Seventh Amendment.
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          IN WITNESS WHEREOF, this Seventh Amendment has been executed as a sealed instrument as of the date first set forth above.

BORROWER: CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership
By:	Cedar Shopping Centers, Inc.,
its general partner

By:	/s/ Brenda J. Walker
	Name:	Brenda J. Walker
	Title:	President

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.
By:	/s/ Mark Mokelke
	Name:	Mark Mokelke
	Title:	Vice President

LENDERS: BANK OF AMERICA, N.A.
By:	/s/ Mark Mokelke
	Name:	Mark Mokelke
	Title:	Vice President

PB CAPITAL CORPORATION
By:	/s/ Michael J. Rodgers
	Name:	Michael J. Rodgers
	Title:	Vice President

By:	/s/ Olivia A. Lam
	Name:	Olivia A. Lam
	Title:	Vice President

S-1

SOVEREIGN BANK
By:	/s/ T. Gregory Donohue
	Name:	T. Gregory Donohue
	Title:	Senior Vice President

RAYMOND JAMES BANK, FSB
By:	/s/ Steven F. Paley
	Name:	Steven F. Paley
	Title:	Vice President

CITIZENS BANK OF PENNSYLVANIA
By:	/s/ Robert L. Schopf
	Name:	Robert L. Schopf
	Title:	Senior Vice President

KEYBANK, NATIONAL ASSOCIATION
By:	/s/ Gregory W. Lane
	Name:	Gregory W. Lane
	Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ Robert E. Goeckel
	Name:	Robert E. Goeckel
	Title:	FVP

S-2

EXHIBIT A
EXHIBIT F TO LOAN AGREEMENT
OWNERSHIP INTERESTS AND TAXPAYER IDENTIFICATION NUMBERS

Tax Identification
Entity Name	Partners/Members	Number

Cedar-South Philadelphia I, LLC	Cedar-South Philadelphia II, LLC (100%)	90-0082050

Cedar-South Philadelphia II, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	90-0082060

Cedar-Riverview LP	Cedar-Riverview LLC (1%; general partner); CSC-Riverview LLC (99%; limited partner)	20-0422200

Cedar-Riverview LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-0151534

CSC-Riverview LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-0151125

Cedar Lender LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-0447171

Delaware 1851 Associates, LP	Cedar-Columbus LLC (1%; general partner); CSC-Columbus LLC (99%; limited partner)	23-2999402

Cedar-Columbus LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-0151547

Cedar Sunset Crossing, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-0579586

CSC-Columbus LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-0151526

Cedar Dubois, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-0768567

Swede Square Associates, L.P.	Swede Square, LLC (0.1%; general partner); Cedar Shopping Centers Partnership, L.P. (99.9%; limited partner)	02-0673581

Swede Square, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	02-0673593

Cedar Lake Raystown, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-1158059

Ex A-1

Tax Identification
Entity Name	Partners/Members	Number

Cedar Huntingdon, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-1157929

Cedar Brickyard, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-2011661

Cedar St. James, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-2311739

Cedar Kenley Village, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-2311870

Cedar-Valley Plaza, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	42-1596164

Cedar-Glen Allen UK, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-3797757

Cedar-Fredericksburg UK, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-3797657

Cedar-Salem Run, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-3797596

Cedar-VA Commons LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-3797692

Cedar-Revere LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-3528504

Cedar-Carlisle, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-3397838

Cedar-Trexler Plaza 2, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-5065081

Cedar-Oakhurst, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-5233216

Cedar-Palmyra, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-3897470

Cedar-Stadium Plaza, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-2957198

Cedar-Annie Land, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-5412150

Cedar-Arlington Road, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-2369571

Cedar-Zanesville LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-2369724

Cedar-Cuyahoga, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-5871202

Cedar-Westfield LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-2371880

Ex A-2

Tax Identification
Entity Name	Partners/Members	Number

Cedar-Fairview Commons, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-8241755

Cedar-Medina LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-2369181

Cedar-Norwood, LLC	Cedar Shopping Centers Partnership, L.P. (100%)	20-5610606

Ex A-3

EXHIBIT B
EXHIBIT J TO LOAN AGREEMENT

Adjusted Appraised Value as
Borrowing Base Property	of September 30, 2007

South Philadelphia Shopping Plaza	$36,400,000.00
Philadelphia, Pennsylvania

Riverview Shopping Center	$43,200.000.00
Philadelphia, Pennsylvania

Sunset Crossing Shopping Center	$11,250,000.00
Dickson, Pennsylvania

Columbus Crossing Shopping Center	$23,000,000.00
Philadelphia, Pennsylvania

Dubois Commons Shopping Center	$17,690,000.00
Sandy, Pennsylvania

Swede Square Shopping Center	$11,500,000.00 (subject to
East Norriton, Pennsylvania	further update to take into
account the appraised value
of the Penn Square Tavern)

Lake Raystown Shopping Center	$6,700,000.00
Smithfield, Pennsylvania

Brickyard Shopping Center	$28,200,000.00
Berlin, Connecticut

Valley Plaza Shopping Center, Hagerstown, Maryland	$9,950,000.00

St. James Shopping Center, Hagerstown, Maryland	$4,250,000.00

Kenley Village Shopping Center, Hagerstown, Maryland	$3,750,000.00

Ukrop’s Shopping Center, Fredericksburg, Virginia	$16,000,000.00

Ukrop’s Shopping Center, Glen Allen, Virginia	$6,300,000.00

Virginia Center Commons Glen Allen, Virginia	$4,900,000.00

The Shoppes at Salem Run Fredericksburg, Virginia	$5,300,000.00

Ex B-1

Adjusted Appraised Value as
Borrowing Base Property	of September 30, 2007

Unit 2 of The Shops at Suffolk Downs	$19,300,000.00 (As Is)
Condominium	$20,900,000.00 (At
Revere, Massachusetts	Completion)

Point at Carlisle Shopping Center Carlisle, Pennsylvania	$12,900,000.00

Trexlertown Plaza (Units 1, 3A and 4) Trexlertown, Pennsylvania	$27,500,000.00

Oakhurst Plaza Harrisburg, Pennsylvania	$22,500,000.00

Palmyra Shopping Center Palmyra, Pennsylvania	$7,400,000.00

Stadium Plaza East Lansing, MI	$11,500,000.00

Annie Land Plaza	$4,200,000.00
Lovington, Virginia

First Merit Bank	$900,000.00
Akron, Ohio

Family Dollar	$700,000.00
Zanesville, Ohio

First Merit Bank	$975,000.00
Cuyahoga Falls, Ohio

CVS Drugstore	$2,250,000.00
Village of Westfield, New York

Fairview Commons	$4,700,000 (As Is)
Fairview Township, Pennsylvania	$5,200,000 (Upon Stabilization)

McDonalds and Waffle House	$1,100,000.00
Medina, Ohio

Hannaford Plaza	$9,600,000.00
Norwood, Massachusetts

Ex B-2

EXHIBIT C
SCHEDULE 6.14.2(i) TO LOAN AGREEMENT

Borrowing Base Property	Fee or Leasehold Estate Interest

South Philadelphia Shopping Plaza Philadelphia, Pennsylvania	Leasehold

Riverview Shopping Center Philadelphia, Pennsylvania	Fee and Leasehold

Sunset Crossing Shopping Center Dickson, Pennsylvania	Fee

Columbus Crossing Shopping Center Philadelphia, Pennsylvania	Fee

Dubois Commons Shopping Center Sandy, Pennsylvania	Fee

Swede Square Shopping Center East Norriton, Pennsylvania	Fee

Lake Raystown Shopping Center Smithfield, Pennsylvania	Fee

Brickyard Shopping Center Berlin, Connecticut	Fee

Valley Plaza Shopping Center, Hagerstown, Maryland	Fee

St. James Shopping Center, Hagerstown, Maryland	Fee

Kenley Village Shopping Center, Hagerstown, Maryland	Fee

Ukrop’s Shopping Center, Fredericksburg, Virginia	Fee

Ukrop’s Shopping Center, Glen Allen, Virginia	Fee

Virginia Center Commons, Glen Allen, Virginia	Fee

The Shoppes at Salem Run, Fredericksburg, Virginia	Fee

Unit 2 of The Shops at Suffolk Downs Condominium, Revere, Massachusetts	Fee

Point at Carlisle Shopping Center Carlisle, Pennsylvania	Fee

Trexlertown Plaza (Units 1, 3A and 4) Trexlertown, Pennsylvania	Fee

Ex C-1

Borrowing Base Property	Fee or Leasehold Estate Interest

Oakhurst Plaza Harrisburg, Pennsylvania	Fee

Palmyra Shopping Center Palmyra, Pennsylvania	Fee and Access Easement

Stadium Plaza East Lansing, MI	Fee

Annie Land Plaza Lovington, Virginia	Fee

First Merit Bank Akron, Ohio	Fee

Family Dollar Zanesville, Ohio	Fee

First Merit Bank Cuyahoga Falls, Ohio	Fee

CVS Drugstore Village of Westfield, New York	Fee

Fairview Commons Fairview Township, Pennsylvania	Fee

McDonalds and Waffle House Medina, Ohio	Fee

Hannaford Plaza Norwood, Massachusetts	Fee

Ex C-2

Rights of First Refusal
Right of First Refusal, executed on October 31, 2003, and effective as of November 3, 2003, granted by Cedar-Riverview LP, a Pennsylvania limited partnership, to Firehouse Realty Corp., a Pennsylvania corporation, Reed Development Associates, Inc., a Pennsylvania corporation, South River View Plaza, Inc., a Pennsylvania corporation, River View Development Corp., a Pennsylvania corporation, and Riverview Commons, Inc., a Pennsylvania corporation.
Right of First Refusal, executed on November 19, 2003, and effective as of December 9, 2003, granted by Delaware 1851 Associates, LP, a Pennsylvania limited partnership, to Welsh-Square, Inc., a Pennsylvania corporation, Indenture of Trust of Bart Blatstein dated as of June 9, 1998, a Pennsylvania trust, and Irrevocable Indenture of Trust of Barton Blatstein dated July 13, 1999, a Pennsylvania trust.

RFR-1